UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

Symmetry Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33342 (Commission File Number)	20-4790836 (I.R.S. Employee Identification Number)

28 West 44th Street, 16th Floor

New York, NY 10036

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 646-429-1505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 15, 2007, Symmetry Holdings Inc. issued a press release announcing that it has consummated the previously announced acquisition of all of the issued and outstanding shares of Novamerican Steel Inc. and related financings.

A copy of the press release is attached as an Exhibit to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit:

Exhibit	Description

99.1	Press Release dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMMETRY HOLDINGS INC.
Date: November 15, 2007	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 15, 2007